                                                                    Exhibit 10.6

                               PHARMINFONET.COM,INC.
                            33 REID STREET, 4TH FLOOR
                                HAMILTON, BERMUDA
                                      HM 12

December 30, 1998

Pharmaceutical Information Associates, Ltd.
2761 Trenton Road
Levittown, PA
19056 USA

-and-

VirSci Corporation
2761 Trenton Road
Levittown, PA
19056 US

-and-

Pharmaceutical Information Net, Inc.
2761 Trenton Road
Levittown, PA
19056 USA

Attention: John J. Mack and Lawrence E. Liberti
-----------------------------------------------

Dear Sirs:

This letter will confirm the terms and conditions under which Pharminfonet.com, Inc. ("Successor") has agreed to merge with Pharmaceutical Information.Net, Inc. ("AssetCo") pursuant to the Agreement and Plan to Merger executed by the Successor and AssetCo and dated December 30, 1998. Pharmaceutical Information Associates, Ltd. and VirSci Corporation (collectively the "Vendors") have previously sold, transferred and assigned (free and clear of all liens, charges and encumbrances) all right, title and interest in and to the property and assets of the Vendors more particularly described in Schedule "A" ("Assets") to AssetCo. The Vendors in return received all of the shares of capital stock ("Assetco Shares") of AssetCo. The purchase and sale of the AssetCo Shares to Successor will be completed in accordance to the following terms and conditions.

1. PURCHASE PRICE - The purchase price for the AssetCo Shares shall be 100,000 shares of Common Stock (the "Share Consideration") of the Mediconsult.Com, Inc. ("Mediconsult"), the parent corporation of the Successor at a value of US$8.00 per share. Successor will issue 49,000 shares of the Share Consideration to Pharmaceutical Information Associates, Ltd. and 51,000 shares of the Share Consideration to VirSci Corporation at the Closing (as defined in this letter).

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                                      -2-



2. CLOSING - The closing of the transaction contemplated by this letter (the "Closing") shall take place at the offices of Successor on the close of business on December 31, 1998. At the time of Closing,

        (a) Successor will duly transfer to the Vendors certificates evidencing 49,000 shares of the Share consideration registered in the name of Pharmaceutical Information Associates, Ltd. and certificates evidencing 51,000 shares of the Share Consideration registered in the name of VirSci Corporation; and

        (b) the Vendors shall duly transfer and deliver all of the AssetCo Shares to Successor free and clear of all liens, charges and encumbrances, and will sign and deliver all documents and do all acts, or commit to deliver all documents and do all acts as soon as practicable, that are necessary or prudent to evidence Successor's registered and beneficial right, title and interest in and to the AssetCo Shares.

3.  ACKNOWLEDGEMENT - Each of AssetCo and the Vendors acknowledges that,

        (a) it is entering the transaction contemplated by this letter as a knowledgeable party regarding the affairs of Successor and Mediconsult;

        (b) in completing the transaction contemplated by this letter it will rely solely on the information available to it and any due diligence procedures conducted prior to Closing as such, no representations or warranties will be required of Successor and Mediconsult with respect to Successor, Mediconsult or the Share Consideration other than as contained in this letter; and

        (c) the Share Consideration is subject to applicable statutory resale restrictions.

4. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF ASSETCO AND THE VENDORS-Each of AssetCo and the Vendors represent, warrant, and covenant as at the date of this letter and as of the Closing that,

        (a) the Vendors have collectively transferred all right, title and interest in and to the Assets, free and clear of any liens, charges or encumbrances to AssetCo;

        (b) the Vendors have the power, capacity and all necessary authority and consents to sell, transfer and assign all right, title and interest in and to the AssetCo Shares to Successor, including without limitation any necessary approval of its shareholders;

        (c) there are no liabilities, contingent or otherwise, indebtedness, actions, suits or proceedings before any court, commissions or tribunal relating to, by, against or affecting AssetCo, the Vendors, their business, or the Assets;

        (d) the Overview regarding PharmInfoNet prepared by the Vendors and provided to the Purchaser in December, 1998 is true and correct in all material respects with respect to the Assets and the business of PharmInfoNet, including but not limited to the "Viewer Demographics and Related Statistics" contained in section 1.3 of that Overview; and

        (e) each of AssetCo and the Vendors will use its best efforts to provide to Successor on or prior to closing a detailed list of clients of the PharmInfoNet business including (i) past and current advertisers and copies of contracts and proposals for those advertisers, (ii) clients or agencies to which the Vendors have made proposals and copies of such proposals, and (iii) a copy of Mr. John Mack's general contact list.

5. REPRESENTATIONS OF SUCCESSOR - Successor represents and warrants as at the date of this letter and as of the Closing that

        (a) Mediconsult has the power, capacity and all necessary authority and consents to duly issue and Successor has the power, capacity and all necessary authority and consents to duly transfer to the Vendors certificates evidencing the Share Consideration registered in the Vendor's names;

        (b) Mediconsult's required filings with the Securities and Exchange Commission and other applicable regulatory authorities that are on the public file are complete and accurately reflect the affairs of Mediconsult; and

        (c) no adverse material change in the affairs of Mediconsult has occurred since the date of the last financial statements filed with the Securities and Exchange Commission.


              [THE REST OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

6. MISCELLANEOUS - This letter agreement will be governed by the laws of Delaware. This letter agreement shall not be assignable by any party without the express written consent of the other party. Time shall be of the essence regarding the transaction contemplated herein. Both parties will do all such further acts and execute and deliver such documents as is required or prudent to carry out the full intent of this letter and to effect the transaction contemplated in this letter.

Please sign below to indicate that you understand and agree to the terms and conditions set out in this letter. When you sign and return to us a copy of this letter, it will form a binding agreement between the parties hereto.

                                          Yours truly,

                                          /s/ Robert Jennings

                                          Chief Executive Officer,
                                          MEDICONSULT.COM, INC

The undersigned hereby acknowledge
that the foregoing has been read,
understood and agreed to this
30 day of December, 1998


/s/ Laurence E. Liberti
------------------------------------
(authorized signature of
PHARMACEUTICAL INFORMATION
ASSOCIATES, LTD)


/s/ John Mack
------------------------------------
(authorized signature of
VIRSCI CORPORATION)


/s/ Laurence E. Liberti
------------------------------------
(authorized signature)
Pharmaceutical Information. Net, Inc.

                                  SCHEDULE "A"


THE FOLLOWING LIST REPRESENTS THE PROPERTY AND ASSETS OF THE VENDORS TRANSFERRED TO ASSETCO

TANGIBLE AND INTANGIBLE ASSETS
NAMES (NO TRADEMARKS)

    - PharmInfoNet
    - PharmMall
    - DrugDB
    - DrugPR
    - EHLB (Electronic Highlights Bulletin)

PHARMINFO.COM DOMAIN
CONTENT/PUBLICATIONS

    - Drug database entries
    - Misc articles from publisher partners (see below) and rewritten from the public domain (e.g. government sources), etc.
    - Link lists (eg, Disease Centers)
    - PharmLinks
    - Pharmacy Corner
    - Drug frequently-asked questions
    - Drug press releases
    - General Glossary
    - E HLBs
    - H. pylori News
    - Posternet

HTML CODE COPYRIGHT, SITE DESIGN
MISC SCRIPTS SOURCE CODE (PERL, ETC.)
CONTRACTS

    - Informal/formal agreements with Publisher Partners (non-exclusive right to publish articles in return for promotional consideration)
        - PNN Pharmacotherapy Line (monthly updates)
        - CardioConsult Reviews
        - HIT Cases
        - HIT News
        - MedWatch News and product alerts (FDA)
        - Rheumatoid Arthritis Research News
        - Med-Brief (mothly updates)
        - Medical Sciences Bulletin (monthly upgates)
        - Obesity Meds & Reserach News (inactive)
    - Informal agreements with panel of experts
      - Eric Brandt (pharmacist)
      - Joel Brill (MD)
    - LanCOMP (ISP)

    - FDA MedWatch Partner agreement
    - MedSite (bookstore)
    - AirMedia Live Healthcare Channel
    - PharmMall Advertisers

GRAPHICS, ART INCLUDING ALL .JPG, .GIF, .ANI FILES AND SOURCE PHOTOSHOP FILES

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